Schedule of Investments (Unaudited)	March 31, 2022
Monetta Young Investor Growth Fund

NUMBER OF SHARES		VALUE
COMMON STOCKS - 48.8%
Consumer Cyclical - 2.6%
Automobile-1.5%
40,000	Ford Motor Co.	$676,400
Leisure Service-1.1%
1,300	Netflix, Inc. *	486,967
Energy - 2.6%
Oil & Gas-Exploration & Production-2.6%
15,000	APA Corp.	619,950
5,000	EOG Resources, Inc.	596,150

		1,216,100
Financial - 7.7%
Bank-Money Center-4.4%
15,000	JPMorgan Chase & Co.	2,044,800
Finance-Miscellaneous-3.3%
4,300	MasterCard, Inc. - CL A	1,536,734
Healthcare - 3.1%
Healthcare-Biomedical/Genetic-0.9%
120,000	Amarin Corp. - ADR *	394,800
Healthcare-Patient Care-2.2%
2,000	UnitedHealth Group, Inc.	1,019,940
Retail - 10.8%
Retail-Major Chain-3.7%
3,000	Costco Wholesale Corp.	1,727,550
Retail-Specialty-7.1%
1,000	Amazon.com, Inc. *	3,259,950
Technology - 20.0%
Computer Data Storage-7.6%
20,000	Apple, Inc.	3,492,200
Computer-Software-3.3%
5,000	Microsoft Corp.	1,541,550
Electronic-Semiconductor-3.1%
13,000	Advanced Micro Devices, Inc. *	1,421,420
Internet-6.0%
1,000	Alphabet, Inc. - CL C *	2,792,990
Transportation - 2.0%
Airline-2.0%
20,000	Southwest Airlines Co. *	916,000
Total Common Stocks (Cost $8,647,694)		22,527,401

EXCHANGE TRADED FUNDS - 50.6%
38,000	SPDR S&P 500 Trust (a)	17,162,320
15,000	Vanguard S&P 500	6,227,550

Total Exchange Traded Funds (Cost $9,187,527)		23,389,870
MONEY MARKET FUND - 0.8%
365,433	First American Government Obligations Fund - Class X, 0.19%	365,433

Total Money Market Fund (Cost $365,433)		365,433

Total Investments (Cost $18,200,654) - 100.2%		46,282,704
Liabilities in Excess of Other Assets - (0.2)%		(82,008)

TOTAL NET ASSETS - 100.0%		$46,200,696

ADR - American Depositary Receipt

*	Non-Income Producing.
(a)

Fair value of this security exceeds 25% of the Fund’s net assets. Additional information of this security, including the financial statements, is available from the SEC’s EDGAR database at www.sec.gov.

^	Rate shown is the seven day effective yield at March 31, 2022.

Industry classification provided by William O’Neil & Co., Inc.

Summary of Fair Value Exposure

The Fund has adopted fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation Levels for major security types. These inputs are summarized in the three broad Levels listed below:

Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

As of March 31, 2022, the Fund’s investments in securities were classified as follows:

	Level 1	Level 2	Level 3	Total Fair Value
Common Stocks	$22,527,401	$—	$—	$22,527,401
Exchange Traded Funds	23,389,870	—	—	23,389,870
Money Market Funds	365,433	—	—	365,433

Total Investments in Securities	$46,282,704	$—	$—	$46,282,704

Refer to the Schedule of Investments for futher information on the classification of investments.